SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                  FORM 8-K/A


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             DATE OF REPORT: FEBRUARY 18, 1998 (DECEMBER 19, 1997)
             -----------------------------------------------------



                         AMERICAN BINGO & GAMING CORP.
                         -----------------------------
       (Exact name of small business issuer as specified in its charter)


            DELAWARE                    1-13530                  74-2723809
            --------                    -------               ----------------
(State  or  other  jurisdiction  of    Commission             (I.R.S. Employer
incorporation  or  organization)       File Number         Identification No.)


           515 CONGRESS AVENUE, SUITE 1200,  AUSTIN, TEXAS     78701
           -----------------------------------------------     -----
                   (Address of principal executive offices)

                                (512) 472-2041
                                --------------
                        (Registrant's telephone number)

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS
--------------------------------------------------

DARLINGTON  MUSIC  COMPANY,  INC.  ACQUISITION
----------------------------------------------

On  or  about  November  12,  1997  American  Bingo  &  Gaming  Corp.
("Registrant") entered into an agreement to acquire Darlington Music Company, Inc. ("Darlington"), a South Carolina video gaming business. The acquisition ("Acquisition") will be consummated in a stock-for-stock transaction, with the Registrant exchanging 1,000,000 shares of its Common Stock for 100% of the issued and outstanding capital stock of Darlington. There is no cash consideration. Based on its due diligence, the Registrant believes that Darlington will generate more than $4 million in revenues and $1 million in free cash flow in 1998. Since the Registrant will account for the Acquisition as a pooling of interests, Darlington's historical financial results will be combined with the Registrant's financial results. The
Acquisition  closed  on  December  18,  1997.

Darlington was founded in 1938 by George Harrison Sr. and is today owned and operated by his three sons George Harrison, Jr., Thomas Harrison and William Harrison (collectively, the "Harrisons"), and Michael Mims, Vice President - Gaming ("Mims"), who, together, will continue to operate the business.

The Acquisition involves consideration in excess of 10% of the Registrant's total assets. The Registrant will file, by amendment to this Form 8-k, the required financial statements and exhibits within 60 days of the date of this report.



ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS
----------------------------------------------

a) Annexed as Exhibit A are Darlington's audited financial statements for the eleven and one-half month period ended December 17, 1997 and year ended December 31, 1996.

b) Annexed as Exhibit B are the Company's Pro-Forma condensed balance sheet and statement of operations and explanatory notes, giving effect to the combined accounts of the Company and Darlington as required by the instructions to Form 8-K.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AMERICAN BINGO & GAMING CORP. (Registrant)
February  18,  1998                By:  /s/  John  Orton
                                   ----------------
                                   John Orton, Chief Financial Officer



                        DARLINGTON MUSIC COMPANY, INC.


                                               I N D E X
                                               ---------



                                                                                              Page No.
                                                                                              --------


INDEPENDENT AUDITOR'S REPORT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2


DARLINGTON MUSIC COMPANY, INC. FINANCIAL STATEMENTS:
--------------------------------------------------------------------------------------------


Balance Sheets as of December 17, 1997 and December 31, 1996 . . . . . . . . . . . . . . . .         3


Statements of Income For the Periods Ended December 17, 1997 and
  December 31, 1996. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         4


Statements of Retained Earnings For the Periods Ended December 17, 1997 and
  December 31, 1996. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         5


Statements of Cash Flows For the Periods Ended December 17, 1997 and
  December 31, 1996. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         6


Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       7-9







AMERICAN BINGO & GAMING CORP. and DARLINGTON MUSIC COMPANY, INC.
UNAUDITED PRO-FORMA FINANCIAL  STATEMENTS:
--------------------------------------------------------------------------------------------



Introductory Paragraph . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        10


Consolidated Balance Sheet as of September 30, 1997. . . . . . . . . . . . . . . . . . . . .        11


Consolidated Statements of Operations For the Periods Ended September 30, 1997 and
  December 31, 1996. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12-14

                         INDEPENDENT AUDITOR'S REPORT
                         ----------------------------



Board  of  Directors
Darlington  Music  Company,  Inc.


I have audited the accompanying balance sheets of Darlington Music Company, Inc. as of December 17,1997 and December 31, 1996 and the related statements of income, retained earnings, and cash flows for the periods then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material aspects, the financial position of Darlington Music Company, Inc. as of December 17, 1997 and December 31, 1996 and the results of operations and its cash flows for the periods then ended in conformity with generally accepted accounting principles.




                           /s/ WALTER C. WRIGHT, CPA, PC
                           -----------------------------
                           WALTER C. WRIGHT, CPA, PC




Augusta,  GA
February  7,  1998



                               DARLINGTON MUSIC COMPANY, INC.

                                   BALANCE  SHEETS

ASSETS
------

                                                     December 17, 1997    December 31, 1996
                                                    -------------------  -------------------
Current assets:

  Cash and cash equivalents. . . . . . . . . . . .  $           50,403   $          262,545
  Accounts and note receivable - officers (Note 5)             305,261               64,988
  Accounts receivable - other. . . . . . . . . . .             320,018               94,495
  Prepaid licenses . . . . . . . . . . . . . . . .             594,646              578,052
  Prepaid income taxes . . . . . . . . . . . . . .              38,853               33,348
                                                    -------------------  -------------------

Total current assets . . . . . . . . . . . . . . .           1,309,181            1,033,428


Property and equipment at cost, net of
  accumulated depreciation (Note 2). . . . . . . .           1,314,785            1,187,973


Other assets
  Land - at cost                                                   ---              241,187
  Non-compete agreement. . . . . . . . . . . . . .              44,030               47,225
Cash surrender value - life insurance                              ---              269,500
                                                    -------------------  -------------------

Total other assets . . . . . . . . . . . . . . . .              44,030              557,912

Total Assets . . . . . . . . . . . . . . . . . . .  $        2,667,996   $        2,779,313
                                                    ===================  ===================


LIABILITIES AND STOCKHOLDERS'S EQUITY
--------------------------------------------------

Current liabilities:

  Accounts payable and accrued expenses. . . . . .  $           14,751   $           66,572
   Income taxes payable (Note 6) . . . . . . . . .             188,827              188,827
   Accrued income taxes (Note 6) . . . . . . . . .             236,582               86,513
   Note payable - current portion (Note 3) . . . .             165,600              128,866
                                                    -------------------  -------------------


Total current liabilities. . . . . . . . . . . . .             605,760              470,778


Note payable net of current portion (Note 3) . . .             176,944              355,870


Stockholder's Equity
  Capital stock, par value, 250,00 authorized,
   25,000 shares issued and outstanding. . . . . .              25,000               25,000
   Paid-in capital . . . . . . . . . . . . . . . .               9,275                9,275
   Retained earnings . . . . . . . . . . . . . . .           2,548,737            1,964,810
   Treasury stock, 8,800 shares at cost (Note 8) .            (697,720)            ( 46,420)
                                                    -------------------  -------------------


Total stockholder's equity . . . . . . . . . . . .           1,885,292            1,952,665

Total Liabilites and Stockholder's Equity. . . . .  $        2,667,996   $        2,779,313
                                                    ===================  ===================

  The accompanying notes are an integral part of these financial statements



                           DARLINGTON MUSIC COMPANY, INC.

                                STATEMENTS OF INCOME


                                                For the
                                          Eleven and one-half
                                          Month Period Ended     For the Year Ended
                                           December 17, 1997     December 31, 1996
                                         ---------------------  --------------------
Revenues. . . . . . . . . . . . . . . .  $          3,439,673   $         2,526,273


Cost of revenues:
---------------------------------------
  Machine licenses. . . . . . . . . . .               734,760               507,810
   Parts and supplies . . . . . . . . .               100,326               147,980
   Supplies                                               ---                27,351
   Freight. . . . . . . . . . . . . . .                   971                 1,325
                                         ---------------------  --------------------

Total cost of revenues. . . . . . . . .               836,057               684,466
                                         ---------------------  --------------------

Gross profit. . . . . . . . . . . . . .             2,603,616             1,841,807


General and administrative expenses . .             2,060,010             1,911,172
                                         ---------------------  --------------------

Income from operations. . . . . . . . .               543,606             ( 69,365 )

Other income (expense)
---------------------------------------
  Interest expense. . . . . . . . . . .               (33,556)               (8,139)
  Interest income . . . . . . . . . . .                   952                11,055
  Gain on sale of fixed assets. . . . .                 4,510                30,459
  Machine licenses collected. . . . . .               154,315               132,472
  Rental income . . . . . . . . . . . .                 9,000                 2,600
  Miscellaneous income. . . . . . . . .                16,619                10,662
  Sale and distribution - other assets                176,898                   ---
                                         ---------------------  --------------------


Total other income (expense). . . . . .               347,738               179,109
                                         ---------------------  --------------------


Income before income taxes. . . . . . .               891,344               109,744
                                         ---------------------  --------------------


Provision for Income Taxes (Note 6) . .               347,624                31,787
                                         ---------------------  --------------------


Net income. . . . . . . . . . . . . . .  $            543,720   $            77,957
                                         =====================  ====================


        The accompanying notes are an integral part of these statements


                           DARLINGTON MUSIC COMPANY, INC.

                           STATEMENTS OF RETAINED EARNINGS


                                                 For the
                                           Eleven and one-half
                                            Month Period Ended   For the Year Ended
                                            December 17, 1997     December 31, 1996
                                           --------------------  -------------------
Retained Earnings at beginning of period   $          1,964,810  $         1,591,510
(as previously reported)

Adjustment of understatement
  of prepaid licenses (net of
  applicable income taxes of
  $188,827 in 1996 (Note 6) . . . . . . .                                    295,343

Adjustments to GAAP from
  other comparative basis
  of accounting (Note 7). . . . . . . . .                40,207


Balance at beginning of                    --------------------  -------------------
  period, as restated . . . . . . . . . .             2,005,017            1,886,853

Net income. . . . . . . . . . . . . . . .               543,720               77,957
                                           --------------------  -------------------


Retained earnings at end of period. . . .  $          2,548,737  $         1,964,810
                                           ====================  ===================


       The accompanying notes are an integral part of these statements



                                DARLINGTON MUSIC COMPANY, INC.

                                   STATEMENTS OF CASH FLOWS


                                                          For the
                                                    Eleven and one-half
                                                    Month Period Ended     For the Year Ended
                                                     December 17, 1997     December 31, 1996
                                                   ---------------------  --------------------
Cash flows from operating activities:
-------------------------------------------------

  Net income. . . . . . . . . . . . . . . . . . .  $            543,720   $            77,957
                                                   ---------------------  --------------------

  Adjustments to reconcile net income to
    net cash provided by operating activities
      Depreciation and amortization . . . . . . .               395,554               299,544
      Loss (gain) on sale of assets . . . . . . .              (181,408)               30,459
      Changes in accounts receivable. . . . . . .              (465,796)               (7,001)
      Changes in prepaid/other assets . . . . . .               (22,010)             (411,127)
      Changes in accounts payable/
       other liabilities. . . . . . . . . . . . .                98,247               279,720

Net cash provided by operating activities . . . .               368,307               269,552
                                                   ---------------------  --------------------


Cash flows from investing activities
-------------------------------------------------
  Capital expenditures. . . . . . . . . . . . . .              (512,655)             (709,420)
  Proceeds from sale of assets. . . . . . . . . .                56,197               106,556
   Cash value life insurance. . . . . . . . . . .               269,500               (18,692)
                                                   ---------------------  --------------------

Net cash used in investing activities . . . . . .              (186,958)             (621,556)
                                                   ---------------------  --------------------


Cash flows from financing activities
-------------------------------------------------
  Payments on long-term debt. . . . . . . . . . .              (142,191)
  Proceeds from long-term debt
    financing . . . . . . . . . . . . . . . . . .                                     464,736
  Repurchase of capital stock . . . . . . . . . .              (251,300)
                                                   ---------------------  --------------------


Net cash used for financing activities: . . . . .              (393,491)              464,736
                                                   ---------------------  --------------------

Net increase (decrease) in cash and
   cash equivalents . . . . . . . . . . . . . . .              (212,142)              112,732

Cash and cash equivalents, beginning. . . . . . .               262,545               149,813
                                                   ---------------------  --------------------

Cash and cash equivalents, ending . . . . . . . .  $             50,403   $           262,545
                                                   =====================  ====================


Supplemental Disclosures of Cash Flow Information
-------------------------------------------------

Cash payments for
  Interest. . . . . . . . . . . . . . . . . . . .                33,556                 8,139
  Income taxes paid . . . . . . . . . . . . . . .               153,411


   The accompanying notes are an integral part of these financial statements

                        DARLINGTON MUSIC COMPANY, INC.

                         NOTES TO FINANCIAL STATEMENTS

                             FOR THE PERIODS ENDED
                    DECEMBER 17, 1997 AND DECEMBER 31, 1996

NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
            ----------------------------------------------

This summary of significant policies of Darlington Music Company, Inc, ("Darlington") is presented to assist in understanding the Corporations financial statements. The financial statements and notes are representations of the Corporation's management who are responsible for their integrity and
objectivity.    These  accounting  policies  conform  to  generally  accepted accounting principles and have been consistently applied in the preparation of the financial statements.

     A.  Nature  of  Operations
         ----------------------

Darlington Music Company, Inc, is a video gaming route business with machines located in counties across the northeastern part of South Carolina. There is no indication of risk due to concentration in volume of business with a particular customer.

     B.   Cash  and  Cash  Equivalents
          ----------------------------

Darlington considers all highly liquid debt instruments purchased with a maturity date of three months or less to be cash equivalents. The Corporation places its cash investments with high quality financial institutions in Darlington, SC. Deposits are insured by FDIC up to $100,000. At times during the audited period, balances exceeded this amount.

     C.  Use  of  Estimates
         ------------------

The preparation of financial statements in conformity with generally accepted principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

     D.  Property  and  Equipment
         ------------------------

     Leasehold improvements, furniture and equipment are carried at cost. Major additions are capitalized and depreciated. Maintenance and repairs which do not improve or extend the life of the respective assets are expensed. Gains and losses from the sale of fixed assets are included in income.

     The cost of equipment, furniture and fixtures is depreciated over the estimated useful lives of the assets of between five and seven years, using the straight-line method. Leasehold improvements are depreciated over fifteen to thirty-nine years using the straight-line method.

     E.  Licenses
         --------

     Video game operators in South Carolina are required to obtain licenses to operate video gaming machines. Generally, licenses are granted for a two-year period. Therefore, Darlington expenses the costs of its licenses over a
two-year  license  period.  Darlington    periodically  reviews  its  license
portfolio to ensure that the future economic benefits of its licenses are consistent with their recorded values.

     F.  Revenue  Recognition
         --------------------

     Darlington's revenue is determined by the win from gaming activities which is the difference between gaming wins and losses. A percentage of the win is paid to the locations where the machines are located, and the net is reported as the Corporation's revenue.

                        DARLINGTON MUSIC COMPANY, INC.

                         NOTES TO FINANCIAL STATEMENTS
                             FOR THE PERIODS ENDED
                    DECEMBER 17, 1997 AND DECEMBER 31, 1996


NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES (Continued)

     G.  Bad  Debts
         ----------

     The  Company  used  the  direct  write-off method of recognizing bad debt
expense.    In  the  year  that  management  determines  an  account  to  be uncollectible it is written off and recorded as bad debt. Bad debts written off in 1997 and 1996 totaled $30,089 and $23,683, respectively.

NOTE  2  -  PROPERTY  AND  EQUIPMENT.
            -------------------------

     Property  and  equipment  consists  of  the  following:


                                  December 17, 1997    December 31, 1996
                                 -------------------  -------------------
  Machines. . . . . . . . . . .  $        2,709,860   $        2,906,245
  Office furniture/equipment. .              81,289              105,526
  Automobiles and trucks. . . .             238,479              252,790
  Leasehold improvements. . . .             102,993              100,510
  Radios. . . . . . . . . . . .              18,317               18,317
                                 -------------------  -------------------

  Total . . . . . . . . . . . .           3,150,938            3,383,388

  less accumulated depreciation          (1,836,153)          (2,195,415)

  Net Property and Equipment. .  $        1,314,785   $        1,187,973
                                 ===================  ===================

Depreciation  expense  for  1997  totaled  $395,554 and $299,544 respectively.


NOTE  3  -  NOTE  PAYABLE
            -------------

     Note  payable  is  as  follows:


                       December 17, 1997   December 31, 1996
                       ------------------  ------------------
  Current . . . . . .  $          165,600  $          128,866
  Non-current . . . .             176,984             355,870
                       ------------------  ------------------

  Total Notes Payable  $          342,544  $          484,736
                       ==================  ==================

Note payable represents an obligation due to a South Carolina commercial bank. The note bears interest 7.75% and is secured by all equipment and amusement machines.

                        DARLINGTON MUSIC COMPANY, INC.
                             FOR THE PERIODS ENDED
                    DECEMBER 17, 1997 AND DECEMBER 31, 1996


NOTE  4  -  RELATED  PARTY  TRANSACTIONS  -  LEASES
            ---------------------------------------

     Darlington leases several buildings from various shareholders. One building provides monthly payments of $3,500 for a period of fifteen years with an option to renew for an additional five years. Other buildings are leased from shareholders on a month-to-month basis totaling $1,100 per month. The Corporation is responsible for taxes, insurance, and repairs under all lease arrangements.


Years ended December 31,         Amount
    1998 . . . . . . . . . . .  $ 42,000
    1999 . . . . . . . . . . .    42,000
    2000 . . . . . . . . . . .    42,000
    2001 . . . . . . . . . . .    42,000
    2002 . . . . . . . . . . .    42,000
  Thereafter . . . . . . . . .    84,000
                                --------

  Total minimum annual rentals  $254,000
                                ========


NOTE  5  -  RELATED  PARTY  TRANSACTIONS  -  ACCOUNTS  AND  NOTE  RECEIVABLE
            ----------------------------------------------------------------

GBT Harrison is a partnership where partners are stockholders of Darlington Music Co., Inc. In July, 1995, the Corporation advanced the partnership funds amounting to $80,000. At December 31, 1996, the note receivable from GBT Harrison was $61,988 and at December 17, 1997, $59,265. The note is payable in monthly installments of $764.52 including interest at 8%. Loans in the amount of $245,996 were made to the Company's officers on December 17, 1997 and were outstanding at that period-end.

NOTE  6  -  INCOME  TAXES
            -------------

Income taxes reflected in the accompanying balance sheets were calculated using statutory, federal and state rates applied to earnings for the total periods indicated. The Company operates on a fiscal year ending August 31 and taxes through that period have been filed and paid with the exception of a liability derived from an error in calculation of prepaid licenses when two-year licenses were implemented in or around June, 1992.

Amounts indicated as accrued income taxes are taxes due on that portion of earnings after the Company's fiscal year-end.


NOTE  7  -  ADJUSTMENT  OF  RETAINED  EARNINGS
            ----------------------------------

In the past, financial statements were issued using the tax basis of accounting which allows for accelerated depreciation methods. This adjustment was made to adjust prior years' accumulated depreciation to straight-line depreciation as generally accepted.

                        DARLINGTON MUSIC COMPANY, INC.
                             FOR THE PERIODS ENDED
                    DECEMBER 17, 1997 AND DECEMBER 31, 1996


NOTE  8  -  CAPITAL  STOCK
            --------------

All stock in the Company is owned by family members with no particular rights as to participation, call prices or dates, conversion or exercise prices, sinking fund requirements, unusual voting rights or obligation to issue additional shares. During 1997, all of the capital stock of one shareholder was repurchased for cash and transfer of land owned by the Company totaling $651,300 in value.


NOTE  9  -  SUBSEQUENT  EVENTS
            ------------------

In December of 1997 the Darlington Music Company, Inc. was acquired in a stock-for-stock transaction by American Bingo & Gaming Corp. (ABG), a public company engaged in the charitable bingo and gaming business. ABG exchanged 1,000,000 of its common shares for 100% of Darlington Music Company Inc.
shares in a transaction to be accounted for as a pooling of interests. The market value of ABG shares on this date was approximately $5.5 million. There
was  no  cash  or  other    consideration  in    this  transaction.

                        DARLINGTON MUSIC COMPANY, INC.

                       AMERICAN BINGO & GAMING CORP. AND
                        DARLINGTON MUSIC COMPANY, INC.

      UNAUDITED  PRO-FORMA  CONSOLIDATED  FINANCIAL  STATEMENTS



INTRODUCTORY  PARAGRAPH


     In November of 1997 American Bingo & Gaming Corp. ("ABG") agreed to acquire Darlington Music Company, Inc. (Darlington), a video gaming business in South Carolina. In December of 1997 this acquisition was closed in a stock-for-stock transaction. ABG's acquisition of Darlington was accounted for as a pooling of interests.

     The pro-forma unaudited consolidated balance sheet at September 30, 1997 gives effect to the acquisition of Darlington as if it had occurred on that date. The pro-forma unaudited statements of operations for the nine-month period ended September 30, 1997 and the year ended December 31, 1996 reflect the combined results of operations as if the acquisition had occurred on January 1, 1996.

     The unaudited pro-forma consolidated financial information also includes the results of the Company's recent Gold Strike and Lucky 4 acquisitions. The unaudited pro-forma consolidated financial information is not necessarily indicative of the results of operations that would have been reported had such events occurred on the dates specified, nor is it necessarily indicative of the future results of the consolidated entities. The unaudited consolidated pro forma financial statements should be read in conjunction with the historical financial statements of the Company.


                       AMERICAN BINGO & GAMING CORP. AND DARLINGTON MUSIC COMPANY, INC.
                               UNAUDITED PRO-FORMA CONSOLIDATED BALANCE SHEETS
                                              SEPTEMBER 30, 1997


                                                         -  Historical  -    Pro-Forma
ASSETS                                             American Bingo    Darlington   Adjustments   Consolidated
------------------------------------------------  ----------------  ------------  -----------  --------------
                                                                                    - none-
Current assets:
  Cash and cash equivalents. . . . . . . . . . .  $     1,769,904   $   422,446                $   2,192,351
  Accounts receivable. . . . . . . . . . . . . .          329,544         5,000                      334,544
  Notes receivable - current portion                      407,109          ----                      407,109
  Other current assets . . . . . . . . . . . . .          368,752       266,235                      634,987
                                                  ----------------  ------------               --------------

Total current assets . . . . . . . . . . . . . .        2,875,309       693,681                    3,568,991

Property and equipment-at cost, net of
  accumulated depreciation . . . . . . . . . . .        3,619,930     1,558,687                    5,178,617

Other assets:
  Notes receivable - net of current portion. . .          624,184        59,914                      684,098
  Intangible assets, net of accum. amortization.        2,452,891        44,723                    2,497,614
  Deposits, other. . . . . . . . . . . . . . . .          751,998       186,431                      938,428
                                                  ----------------  ------------               --------------

Total other assets . . . . . . . . . . . . . . .        3,829,073       291,068                    4,120,140

Total Assets . . . . . . . . . . . . . . . . . .  $    10,324,312   $ 2,543,436                $  12,867,748
                                                  ================  ============               ==============


LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------------------

Current liabilities:
  Accounts payable and accrued expenses. . . . .  $       175,035   $   141,682                $     316,717
  Notes payable - current portion. . . . . . . .          442,210       382,197                      824,407
  Lease obligations                                       182,054           ---                      182,054
                                                  ----------------  ------------               --------------

Total current liabilities. . . . . . . . . . . .          799,299       523,879                    1,323,178

Long-term liabilities:
  Notes payable - net of current portion                  705,098           ---                      705,098
  Obligations under capital leases                        754,232           ---                      754,232
                                                  ----------------  ------------               --------------

Total long-term liabilities                             1,459,330           ---                    1,459,330

Commitments and contingency                                   ---           ---                          ---

Owners' equity:
  Preferred stock - $.01 par value                             20           ---                           20
    Authorized and unissued - 1,000,000 shares
  Common stock - $.001 par value . . . . . . . .            5,868        25,000                       30,868
    Authorized - 20,000,000 shares
    Issued and outstanding - 4,645,919 shares
Less treasury stock at cost                                   ---       (46,420)                     (46,420)
  Additional paid-in capital . . . . . . . . . .       13,351,649         9,275                   13,360,924
Retained earnings (accumulated deficit). . . . .       (5,291,855)    2,031,702                   (3,260,153)
                                                  ----------------  ------------               --------------

Total owners' equity . . . . . . . . . . . . . .        8,065,682     2,019,557                   10,131,659

Total liabilities and owners' equity . . . . . .  $    10,324,312   $ 2,543,436                $  12,867,748
                                                  ================  ============               ==============


                  AMERICAN BINGO & GAMING CORP. AND DARLINGTON MUSIC COMPANY, INC.
                      UNAUDITED PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1997

                                             -  Historical  -     Pro-Forma
                                        American Bingo   Darlington    Adjustments     Consolidated
                                        ---------------  -----------  --------------  --------------
Revenues:
  Rental                                $     1,950,205          ---                  $   1,950,205
  Gaming, concession and other . . . .        5,114,419  $ 2,759,506                      7,873,925
                                        ---------------  -----------                  --------------

Total Revenues . . . . . . . . . . . .        7,064,624    2,759,506                      9,824,130


Cost of revenues:
  Rent and supplies. . . . . . . . . .        1,380,382       81,374                      1,461,756
  Depreciation and amortization                 311,770          ---                        311,770
  Other operating costs. . . . . . . .        1,757,965      555,583                      2,313,548
 Reduced salaries                                   ---          ---       (108,750) (a)   (108,750)
                                        ---------------  -----------  --------------  --------------

Total cost of revenues . . . . . . . .        3,450,117      636,957       (108,750)      3,978,324
Operating income . . . . . . . . . . .        3,614,507    2,122,549        108,750       5,845,806


Operating expenses:
  General and administrative expenses.        1,859,621    1,713,020                      3,572,641

Total operating expenses . . . . . . .        1,859,621    1,713,020                      3,572,641

Other income (expense):
  Interest expense                                  ---          ---                            ---
  Interest income. . . . . . . . . . .          130,884       26,392                        157,276
Gain (loss) sale of assets                          ---        8,665                          8,665
                                        ---------------  -----------                  --------------

Total other income (expense) . . . . .          130,884       35,057                        165,941

Income before taxes. . . . . . . . . .        1,885,770      444,586        108,750       2,439,106

Provision for income taxes . . . . . .           19,587      128,551         36,975  (b)    185,113
                                        ---------------  -----------  --------------  --------------

Net Income . . . . . . . . . . . . . .  $     1,866,183  $   316,035  $      71,775   $   2,253,993
                                        ===============  ===========  ==============  ==============


Net income per share - primary . . . .  $          0.35               $        0.31   $        0.35
                                        ===============               ==============  ==============

Net income per share - fully diluted .  $          0.33               $        0.31   $        0.33
                                        ===============               ==============  ==============

Weighted average shares outstanding. .        5,389,534    1,000,000                      6,389,534

Weighted average shares outstanding -
  assuming full dilution . . . . . . .        5,734,905    1,000,000                      6,734,905

(a)  Includes  a  reduction  of  $108,750  for  pro-forma  new salaries for Darlington Music Company officers  for  first  nine  months  of  1997.
(b)  Includes $36,975 for pro-forma taxes on incremental Darlington Music Company net income for the first  nine  months  of  1997  at  current  statutory  rates.


                    AMERICAN BINGO & GAMING CORP. AND DARLINGTON MUSIC COMPANY, INC.
                         UNAUDITED PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  FOR THE YEAR ENDED DECEMBER 31, 1996

                                          -  Historical  -  Pro-Forma
                                  American Bingo    Darlington    Adjustments         Consolidated
                                 ----------------  ------------  -------------  ------------------------
Revenues:
  Rental                         $     2,062,737           ---                  $             2,062,737
  Gaming, concession and other.        3,539,715     2,526,273                                6,065,988
                                 ----------------  ------------                 ------------------------

Total Revenues. . . . . . . . .        5,602,452     2,526,273                                8,128,725

Cost of revenues:
  Rent and supplies . . . . . .        1,219,421       243,251                                1,462,672
  Depreciation and amortization          491,593       807,354                                1,298,947
  Other operating costs . . . .        1,472,710        84,618                                1,557,328
  Reduced salaries                           ---           ---        (99,900)  (a)           (99,900)
                                 ----------------  ------------  -------------  ------------------------

Total cost of revenues. . . . .        3,183,724     1,135,223        (99,900)                4,219,047
                                                                                ------------------------

Operating income. . . . . . . .        2,418,728     1,391,050         99,900                 3,909,678
Operating expenses:
  General and administrative           1,819,862     1,460,415           ----                 3,280,277

Total operating expenses               1,819,862     1,460,415           ----                 3,280,277

Other income (expense):
  Interest expense                       (25,591)       (8,139)          ----                   (33,730)
  Interest/other income . . . .          413,217       156,789                                  570,006
  Gain (loss) on sale of assets           14,660        30,459           ----                    45,119
                                 ----------------  ------------  -------------  ------------------------

Total other income. . . . . . .          402,286       179,109                                  581,395

Income before taxes . . . . . .        1,001,152       109,744         99,900                 1,210,796

Provision for income taxes. . .           40,977        31,787         33,966   (b)            106,730
                                 ----------------  ------------  -------------  ------------------------


Net Income. . . . . . . . . . .  $       960,175   $    77,957   $     65,934   $             1,104,066
                                 ================  ============  =============  ========================


Net income (loss) per share . .  $          0.18   $      0.08                  $                  0.17
                                 ================  ============                 ========================


Weighted average number
of shares outstanding . . . . .        5,325,706     1,000,000                                6,325,706

(a) Includes a reduction of $99,900 for pro-forma new salaries for Darlington Music Company officers for
1996.
(b) Includes $33,966 for pro-forma assumed tax cost on incremental Darlington Music Company net loss for
1996  at  then  current  statutory  tax  rates.